UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

DUBLI, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Town Center Circle, Suite 601
Boca Raton, FL 33486
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 417-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 12, 2012, the audit committee of the board of directors of DubLi, Inc. (the “Company”), in consultation with the Company’s auditors, Cherry Bekaert LLP, determined that the Company’s Consolidated Statements of Operations for the year ended September 30, 2011, and for each of the three quarters ended December 31, 2011, March 31, 2012 and June 30, 2012 (collectively, the “Financial Statements”) should not be relied upon because the Company needs to revise its presentation of revenue from a gross to a net presentation for the sales of its proprietary electronic gift cards. A restatement of the consolidated financial statements is necessary to correct accounting errors in revenue recognition because the sales of the proprietary electronic gift cards are not considered revenue generating activities under Generally Accepted Accounting Principles.

The Company will be amending its Securities and Exchange Commission reports filed on or before February 15, 2013 on Form 10-K for the year ended September 30, 2012 in order to restate revenues from the sales of its electronic gift cards sold and the DubLi credits used on its Xpress auction to be net of the related cost of the gift cards. Historically, the Company has reported the gross amount of the gift card sold plus the Dubli credits used in the auction as revenue and the face value of the gift card delivered to the customer was reported as a direct cost of revenue. However, on December 12, 2012, the audit committee concluded that a presentation of the net revenue after deducting the face value of the gift card sold was needed to correct the accounting error because the sales of the proprietary electronic gift cards are not considered revenue generating activities under Generally Accepted Accounting Principles.

Previously, the Company recognized revenue on the sale of gift cards based on the gross transaction price, with the value of the gift card being treated as cost of sales. However, management has now determined that, because the Company’s proprietary gift cards provide the purchaser with a right to receive cash in the amount of the gift card, the transactions are an exchange of one type of cash equivalent for another. As such, the value of the gift card should be netted against the proceeds the Company receives, with only the net amount categorized as revenue. The sales of the proprietary electronic gift cards are not considered revenue generating activities. Also included in the face value of the gift card is a cash incentive equal to the difference between the face value of a proprietary gift card and the agreed upon sale price (i.e., winning bid amount) and is recognized as a reduction of the related revenue.
The effect of the correction to the Financial Statements will result in a reduction of previously reported revenue and a corresponding reduction in the direct cost of revenue in those periods. However, the change in presentation will have no effect on the Company’s financial position, results of operations or cash flows or any per share amounts for any period presented in the Financial Statements.

The following tables summarize the corrections on each of the affected financial statements for each period presented:

Year ended September 30, 2011
	Last reported	Adjustment	Restated
Revenues	$23,799,707	$8,188,771	$15,610,936
Direct cost of revenues	15,803,355	(8,188,771)	7,614,584
Gross profit	7,996,352	-	7,996,352
Net loss	(4,157,034)	-	(4,157,034)
Comprehensive loss	$(3,756,112)	-	$(3,756,112)

Quarter ended December 31, 2011
	Last reported	Adjustment	Restated
Revenues	$20,110,564	$17,280,470	$2,830,094
Direct cost of revenues	19,701,663	(17,280,470)	2,421,193
Gross profit	408,901	-	408,901
Net loss	(3,000,260)	-	(3,000,260)
Comprehensive loss	$(2,923,711)	-	$(2,923,711)

Quarter ended March 31, 2012
	Last reported	Adjustment	Restated
Revenues	$29,361,662	$26,858,548	$2,503,114
Direct cost of revenues	29,133,972	(26,858,548)	2,275,424
Gross profit	227,690	-	227,690
Net loss	(2,883,969)	-	(2,883,969)
Comprehensive loss	$(2,945,790)	-	$(2,945,790)

In addition to the adjustment described above (1), the Company discovered a second error (2) in the calculation of deferred costs presented in its third quarter report. The overstatement of deferred costs was the result of a computational error made while manually computing the third quarterly deferral. The effect of the first correction (1) to the Consolidated Financial Statements will result in a reduction of previously reported revenue and a corresponding reduction in the direct cost of revenue as described in adjustment above and has no effect on the Company’s financial position, results of operations or cash flows or any per share amounts. The effect of the second correction (2) to the Consolidated Financial Statements will result in a reduction of the previously reported deferred cost asset and a corresponding increase in the direct cost of revenue and operating expenses the net effect of which is to increase net loss by $1,151,596 and other comprehensive loss by $1,091,484. Other comprehensive loss decreased $60,111 for the foreign currency translation effect of the adjustment. Net loss per share of ($0.01) did not change for the third quarter but did increase from ($0.02) to ($0.03) for the nine months ended June 30, 2012. The effects of both adjustments are shown below:

Quarter ended June 30, 2012
	Last reported		Adjustment	Restated
Revenues	$151,944,510	(1)	$147,784,179	$4,160,331
Direct cost of revenues	151,062,362	(1)	(147,784,179)	4,286,421
		(2)	1,008,238
Gross profit	882,148		1,008,238	(126,090)
Net loss	(2,288,307)	(2)	(1,151,596)	(3,439,903)
Comprehensive loss	$(2,167,769)	(2)	$(1,091,484)	$(3,259,253)

	Last reported		Adjustment	Restated
Assets
Deferred costs	$6,356,409	(2)	$(1,091,484)	$5,264,925
Other assets	12,894,273		-	12,894,273
Total	19,250,682		$(1,091,484)	$18,159,198
Liabilities and equity (deficit)
Deferred revenue	$18,130,555		-	$18,130,555
Other liabilities	5,728,475		-	5,728,475
Equity (deficit)	(4,608,348)	(2)	(1,091,484)	(5,699,832)
Total	$19,250,682		$(1,091,484)	$18,159,198

Disclosure controls and procedures are the controls and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms.

Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we conducted an evaluation of our disclosure controls and procedures, as such term is defined under Rule 13a-15(e) promulgated under the Exchange Act as of September 30, 2012. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that as of such date, our disclosure controls and procedures were (1) not sufficiently designed to ensure that material information relating to the Company, including our consolidated subsidiaries, was made known to them by others within those entities, particularly in the period in which this report was being prepared and (2) not effective, in that they did not provide reasonable assurance that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms.

As previously reported in Part I, Item 4 of our Form 10-Q  for the quarter ended June 30, 2012, we reported material weaknesses in our internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Securities Exchange Act). As a result of those material weaknesses in our internal control over financial reporting, our principal financial officer concluded that our internal controls over financial reporting were not effective in prior quarters.

As a result of the foregoing restatement we continue to conclude that disclosure controls and procedures and internal controls over financial reporting are not effective. This restatement will not result in the disclosure of an additional material weakness; it is the result of a previously disclosed material weakness.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.

None.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaNet Group Technologies, Inc.
(Registrant)

Date: February 8, 2013
By: /s/ Michael Hansen
Michael Hansen
Chief Executive Officer